Deferred income taxes	12 Months Ended
Dec. 31, 2022
Deferred income taxes [Abstract]
Deferred income taxes
8. Deferred income taxes

At December 31, 2022, the Group had unused tax losses of $30.0 million (2021: $10.0 million). Deferred tax assets have not been recognized in respect of these losses because it is not sufficiently certain that the Group will generate sufficient taxable profits to be able to utilize these loss carry-forwards.

The Group made investments in money market funds and marketable securities during the year ended December 31, 2022. A deferred tax asset has not been recognized in respect of unrealized capital losses resulting from movements in the fair value of these instruments at December 31, 2022, as there is no certainty that the Group will generate sufficient capital profits in the future to be able to utilize these losses.